Exhibit 10.23
***Certain identified information has been omitted from this exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed. Such omitted information is indicated by brackets (“[...***...]”) in this exhibit. ***
LEASE AGREEMENT entered into as of September 1, 2007 by and between INDUSTRIAS ASOCIADAS MAQUILADORAS, S. A. de C. V. (hereinafter referred to as IAMSA), herein represented by Mr. Eduardo Mendoza Larios, and INDUSTRIAL VALLERA DE MEXICALI, S.A DE C.V, (hereinafter referred to as COMPANY), herein represented by Mr. Sergio Tagliapietra Nassri, Legal Representative, pursuant to the following RECITALS and CLAUSES.
R E C I T A L S
I.- IAMSA declares that:
A.- It is a Company organized and existing under Mexican General Corporation Law, as per Public Instrument No. 13,602, Volume 268, executed before Attorney Macedonio E. Gutiérrez, then Notary Public No. One of Mexicali, Baja California, dated August 8, 1955, amended to change its denomination to INDUSTRIAS ASOCIADAS MAQUILADORAS, S. A. DE. C. V, as per Public Instrument No. 229,855, Volume 8.945, executed before Attorney Francisco Lozano Noriega, Notary Public No. Ten of the Federal District, Mexico, recorded under number 6077, pages 365-375, and 396, on September 30, 1987 of the Public Registry of Property and Commerce in this City of Mexicali, Baja California, having as its corporate object the development and operation of an Industrial Park in the City of Mexicali, Baja California, Mexico, including that known as Las Californias Industrial Park.
B.- Mr. Eduardo Mensoza Larios is its Legal Representative, as it appears in Public Instrument No. 113,204, Volume 2,799, dated the 5 of Julio of 2007, executed before Attorney Luis Alfonso Vidales Moreno, Notary Public No. 5 of the City of Méxicali, Baja California, recorded under number 5436993 the 19 of July of 2007, Commerce Section, at the Public Registry of Property and Commerce in this City of Mexicali, Baja California.
C.- IAMSA´S registration number at the Federal Registry of Tax Payers is IAM-870622-MF4.
The address at which it has its principal place of business is Km. 10.5 on Highway to San Luis, Rio Colorado, Sonora, Mexicali, Baja California, Mexico
D.- IAMSA has established the “Palaco Industrial Park”, hereinafter referred to as the Industrial Park, and more specifically shown described on Exhibit “A”, which is attached hereto and made a part hereof.
F.- The parties desire to enter into a lease regarding lot 5, block 3 & 6 East, with a total land area of 20,892.22 square meters square meters and a portion of the building located at Calzada del Oro #2001, int. 5 Palaco Industrial Park, Mexicali Baja California Zip Code 21600. The building which is subject of this Lease Agreement is constructed as a basic shell with a warehouse area of approximately 8,882.18 square meters (95,607.00 square feet), as the same is depicted in Exhibit “B” attached hereto. The property subject matter of this lease and the improvements, together, shall hereinafter be referred to as the Leased Property (refer to Exhibits A, B & C).
G.- IAMSA has previously applied for and obtained financial loans through Mexican and Foreign Banking and Lending Institutions, with which funds, buildings and improvements located in the Industrial Park, are being constructed.

II. COMPANY declares that:
A.- It is organized under the Mexican General Corporation Law as per Public Instrument Number 22,079, Volume 349, executed on June 30, 1982, before Attorney Fernando Diaz Ceballos, Notary Public Number Four of the City of Mexicali, Baja California, properly registered in the Public Registry of Property and Commerce of this City of Mexicali, under number 2,039, on August 30, 1982. Such document was amended by means of Public Instrument Number 26,551, volume 511, dates January 8, 1987, before Attorney Eduardo Illades Villafaña, Notary Public Number Six of the City of Tijuana, Baja California, duly registered in the Public registry of Property and Commerce of this City of Mexicali, Baja California, under number 5,339, pages 457, of volume XIII, First Book, Commerce section, that contains the change of denomination to INDUSTRIAL VALLERA DE MEXICALI, S.A. DE C.V.
B. Mr. Sergio Tagliapietra Nassri verifies his capacity as attorney-in-fact of COMPANY as per Public Instrument Number 28,902, Volume 552, executed on November 27,1987, before Attorney J. Eduardo Illades Moreno, Notary Public Number 6 of the City of Tijuana, Baja California, properly in the Public Registry of Property and Commerce.
C. Company’s registration number at the Federal Registry of Taxpayers is IVM-861027-KH1.
D. The address at which his principal has its principal place of business is precisely the Leased Property subject matter of this Agreement.
C L A U S E S:
I.- SCOPE OF LEASE AGREEMENT.
On the express terms and conditions set forth hereinafter, the scope of this Lease Agreement is as follows: IAMSA hereby leases to COMPANY, and COMPANY hereby leases from IAMSA, the building in the Industrial Park as precisely described in Exhibit “B”, referred to above, which is attached hereto and made a part hereof, and the improvements as more specifically described in “Exhibit C” (collectively, the “Improvements”). It is expressly understood that COMPANY enters this agreement with IAMSA, with the intention of performing industrial and warehouse activities involving disposable medical products and other uses ancillary thereto.
II.- CONSTRUCTION BY IAMSA.
A.- All improvements to the Leased Property (including the Improvements) have been constructed in accordance with specifications approved by IAMSA and COMPANY.
B.- IAMSA shall perform all future improvements in accordance with all laws, ordinances, regulations, and orders of governmental authorities, and the Industrial Park Regulations which are attached hereto as Exhibit “D”.
C.- (deleted).

D.- COMPANY shall have the right to require changes in the Specifications during the course of construction provided that such changes do not unreasonably delay completion of the Improvements and provided that COMPANY reimburses IAMSA upon demand for any additional costs incurred by IAMSA by reason of changes required by COMPANY. COMPANY hereby waives the right to object to any delay in completion caused by said changes in Specifications.
E.- The Leased Property shall be considered ready for occupancy when IAMSA has completed all of the Improvements in accordance with the Specifications and COMPANY is able to use the Leased Property for those purposes permitted under this Lease Agreement. The parties presently anticipate that the Leased Property will be ready for such occupancy by COMPANY on September 1, 2007 (“Target Occupancy Date”). IAMSA will use commercially reasonable, diligent efforts to cause the Improvements and the Leased Property to be ready for COMPANY’s beneficial use and occupancy on the Target Occupancy Date.
IAMSA shall diligently complete or repair, as soon as possible, any items or corrections not completed when the Leased Property is ready for occupancy.
F.- Upon prior written consent of IAMSA, COMPANY may, at any time prior to the commencement of the term hereof, at its sole risk, enter upon and install such trade fixtures and equipment in the Leased Property as it may elect.
G.- IAMSA hereby acknowledges that any and all construction improvements to be completed by IAMSA hereunder either during the pre-lease term or afterwards, either with IAMSA’s employees or by third parties contracted by IAMSA, will be the sole responsibility of IAMSA, and therefore guarantees and warrants to COMPANY that such employees and third parties will be in full compliance with all pertinent construction and social security, tax, labor and other applicable Mexican laws and regulations.
III.- INSTALLATIONS BY COMPANY.
A.- COMPANY may, at its expense, install on the Leased Property, such trade fixtures, equipment and furniture as it may deem necessary; provided that such items are installed and are removable without material damage to the structural integrity of the Building and Improvements. Said trade fixtures, equipment and furniture shall remain COMPANY’s property and, unless COMPANY is in default hereunder (after the giving of notice by IAMSA and the expiration of the applicable cure period), shall be removed by COMPANY upon expiration of the term hereof, or earlier termination of this Lease as specified hereunder. COMPANY also may install temporary improvements in the interior of the Building, provided that such improvements are installed and are removed without material damage to the structure of the Improvements. Such improvements shall remain the property of COMPANY and, unless COMPANY is in default hereunder (after the giving of notice by IAMSA and the expiration of the applicable cure period), shall be removed by COMPANY upon expiration of the term hereof or earlier termination of this Lease as specified hereunder. COMPANY shall repair, at its sole expense, all damage caused by such installation or removal of trade fixtures, equipment, furniture or temporary improvements.
B.- COMPANY shall perform all installations in accordance with all laws, ordinances, regulations, orders of government authorities, and the Industrial Park’s Regulations which was attached hereto as Exhibit “D”.

IV.- LEASE TERM, AND COMMENCEMENT DATE.
A.- Lease Agreement. This Lease Agreement shall be effective upon its execution and delivery by IAMSA and COMPANY.
B.- Term. The term of this Lease shall commence on the later of (i) September 1, 2007 and (ii) the date on which IAMSA delivers possession of the Leased Property to COMPANY with all Improvements completed in accordance with the Specifications. Such date shall be referred to herein as the “Commencement Date.” The term of this Lease shall terminate upon the conclusion of the seventh (7th) Lease Year (defined below).
C.- Lease Year. The term “Lease Year” as used herein, shall mean a period of twelve (12) consecutive full calendar months. The first Lease Year shall begin on the Commencement Date if the Commencement Date occurs on the first day of a calendar month; if not, then the first Lease Year shall commence upon the first day of the calendar month next following the date of commencement of the term hereof. The rent for any partial month shall be prorated.
D.- Renewal of Lease Agreement. It is understood and agreed upon that COMPANY shall have the right to extend the term of the Lease Agreement after the termination of the original lease term, for one (1) additional term of five (5) years. It is understood that COMPANY shall notify IAMSA in writing, at least 180 days prior to the termination of the initial lease term or its extensions, regarding its intention to exercise this option. If no written notice is received prior to such period, it is understood that the COMPANY has no intention to renew the lease and consequently shall immediately proceed to vacate the premises as stated hereunder at the expiration of the lease term. It is also agreed that the payment of rent during the first year of the extension period, will be the same as was in force during the last year of the original lease term, reflecting only the annual increases as established in Clause V, paragraph A of this Lease Agreement.
E.- Early Termination of Lease Agreement. In the event that IAMSA and COMPANY enter into a new lease for additional premises in any IAMSA development (the “Additional Premises”), COMPANY shall have the right to terminate this Lease Agreement upon the delivery of written notice to IAMSA. COMPANY’s termination right under this paragraph may be exercised at any time after COMPANY’s commencement of beneficial occupancy of the Additional Premises and shall be effective upon delivery to IAMSA, at which time this Lease Agreement shall terminate.
F.- Prior Lease Agreements Superseded. Effective as of the Commencement Date, this Lease Agreement supersedes all prior lease agreements between IAMSA and COMPANY for space in the building that is Leased Property under this Lease Agreement, including (1) the Lease Agreement for 17,000 sq. ft. having a commencement date of February 1, 2001 (as amended), (2) the Lease Agreement for 15,500 sq. ft. having a commencement date of July 1, 2003 (as amended), and (3) the Lease Agreement for 20,667 sq. ft. dated December 26, 2006.

V.- RENT.
A.- Lease. As rent for the lease of the Land and Improvements during the lease term hereof, COMPANY shall pay to IAMSA base rent in the amount of […***…] in the lawful currency of the United States of America) per month, plus value added tax, (corresponding to […***…] per square feet of constructed area per month payable in advance to IAMSA at the address of IAMSA, on the first day of each month concurrently with the payment of such base rent). Upon the commencement of the second (and each successive) Lease Year, such base rent shall be increased by two percent (2%).
B.- Maintenance Fee. The COMPANY shall pay a monthly maintenance fee for the building, at the rate of […***…] per sq. ft. plus value added tax, payable jointly with the monthly rent. Upon the commencement of the second (and each successive) Lease Year, such monthly maintenance fee shall be increased by two percent (2%).
If such rent and maintenance fee is not paid within five (5) days after the first day of any given month, it shall become delinquent and a five percent (5%) late payment fee will be applied per month.
IAMSA and COMPANY hereby agree that maintenance of specific equipment such as A/C units, compressors, electrical transformers, will be Company’s sole responsibility. For such purpose, COMPANY will enter into a periodic maintenance contract with a third party covering said specific equipment that is the property of IAMSA, and COMPANY shall assume all liabilities concerning its own equipment. COMPANY shall provide a copy of such maintenance contract to IAMSA within twenty (20) days after the Commencement Date. Further, COMPANY shall obtain a insurance on such equipment and improvements property of IAMSA, in accordance with the Clause VII, Paragraph A of this Lease Agreement.
C.- Notwithstanding the above statements, COMPANY will pay the rent provided for in the above, at the address of IAMSA as set forth in this Agreement, or at the address of the banking financial institution or to any assignee of IAMSA as IAMSA may direct, under the terms of Clause XIII of this Lease Agreement.
D.- Prorate. The rent for any partial month shall be prorated.
E.- Liquidated Damages. Any termination by IAMSA of this Lease Agreement due to a default of COMPANY, prior to or during the first six (6) months of the Lease Term, or termination of this Lease Agreement by COMPANY without cause, entitles IAMSA to apply as liquidated damages all sums paid or deposited by COMPANY, as prepaid rent or as a security deposit, in addition to any other rights of IAMSA provided for herein.
F. Setoff. The payment of any rent due under this Lease, shall not be withheld or reduced for any reason whatsoever, and COMPANY agrees to assert any claim, demand, or other right against IAMSA only by way of an independent proceeding.

VI. USE.
The Leased Property shall be used and occupied for any lawful industrial purpose not in violation of the Industrial Park Regulations that was attached hereto as Exhibit “D”, COMPANY shall promptly and adequately comply with all laws, ordinances and orders of all governmental authorities affecting the Leased Property, particularly with all regulations related to environmental controls. COMPANY shall not perform or omit any acts that may damage the Leased Property, or be a menace to other occupants of the Industrial Park.
VII. INSURANCE.
A.- Fire and Other Insurance. IAMSA will obtain and invoice COMPANY for the necessary insurance covering the building, building improvements property of IAMSA, and third party damages, in an amount sufficient to provide for their replacement, naming IAMSA as beneficiary. IAMSA will deliver to COMPANY a copy of the insurance policies together with the receipt of payment of the premiums or the invoice issued to COMPANY for reimbursement to IAMSA of such expenses. COMPANY accepts and promises to pay such expenses immediately upon demand by IAMSA.
B.- Form and Delivery of Policies. Each insurance policy referred to in the preceding paragraphs shall be in form approved by the Department of Finance and Public Credit and written with one or more companies licensed to do insurance in Mexicali, Baja California, Mexico, and it shall provide that it shall not be subject to cancellation or exchange, except after at least 30 days prior written to IAMSA.
C.- Guaranty. It is clearly understood that IAMSA has been induced to enter into this Lease with COMPANY due to the guaranties to be submitted by COMPANY. Consequently, COMPANY shall assure that a Guarantee under the form of Exhibit “E” attached hereto, is given by MASIMO Corporation, a Delaware corporation (“GUARANTOR”), to insure the adherence by COMPANY of all of the conditions, covenants, obligations, including those concerning the application of mechanisms of restoration in the event of an environmental damage and contamination of the Leased Property, liabilities and agreements set forth in this Lease Agreement.
VIII.- TAXES AND ASSESSMENTS.
With the exception of the income tax and fixed asset tax on IAMSA, which shall be borne by IAMSA, COMPANY shall pay all taxes and assessments of every kind, including property tax, which are or may be at any time during the leased term levied against the Leased Property, the Lease Agreement or COMPANY. All such taxes and assessments shall be paid by COMPANY, and receipt showing their payment shall be delivered to IAMSA by COMPANY before such taxes and assessments become delinquent.

IX.- REPAIRS, ALTERATIONS AND IMPROVEMENTS.
A.IAMSA
1.- After receipt of written notice from COMPANY, IAMSA at its expense shall with minimum interference to COMPANY ’s normal use of the Leased Property, diligently proceed to repair any structural defects in the roof or exterior bearing walls of the building of IAMSA, excepting normal use, wear and damage. IAMSA shall not be liable for any damages, and shall not be obligated to make any repairs, caused by any negligent act or omissions of COMPANY, its employees, agents, invitees, or contractors. IAMSA shall have no other obligation to maintain or repair any other portion of the Leased Property, except for the repair of any Improvements constructed by IAMSA for COMPANY for a period of one year after their completion. IAMSA shall not be liable to COMPANY for any damage resulting from IAMSA’s failure to make repairs, unless COMPANY has notified IAMSA of the need for such repairs, and IAMSA has failed to commence such repairs within seven (7) calendar days after said notice has been given, or has failed to complete the same in a diligent manner in the case of emergency. Any leaks in the roof will be repaired by IAMSA unless the same are caused by any actions of COMPANY in connection with installations made by COMPANY in the facility. However, it is understood that any damages caused by any such leaks either to the materials or equipment or any property of COMPANY shall not be the responsibility of IAMSA, and COMPANY shall bear the risk of such loss to property.
2.- If IAMSA fails to make the repairs described in Clause IX, “A”, COMPANY may, but shall not be required to, make or cause such repairs, to be made without the prior authorization for the cost of repairs by IAMSA and IAMSA shall, on demand, immediately pay to COMPANY the actual cost of the repairs.
B. COMPANY
1.- COMPANY, at its expense, shall keep and maintain in good order and repair, except for normal use and wear, all of the Leased Property, including but not limited to improvements (but excluding those obligations of IAMSA stated in paragraph “A”, 1, of this clause above), plumbing, sewage and other utility facilities that are within the Leased Property, as well as fixtures, partitions, walls (interior and exterior, including painting as often as necessary), floors, ceilings, signs, doors, windows, plate glass and all other repairs to the Leased Property. COMPANY at its expense shall repair all leaks except those caused by construction and structural defects and the negligence of IAMSA and its agents, employees, contractors and representatives (which shall be repaired by IAMSA at its sole cost and expense). The plumbing facilities shall not be used for any other purpose than that for which they were constructed. The expense of any breakage, stoppage or damage resulting from a violation of this provision, shall be borne by COMPANY. COMPANY shall store all trash only temporarily within Leased Property (see Park Rules and Regulations, Exhibit “D”), and shall arrange for the regular pick-up of trash at COMPANY’s expense. COMPANY shall not burn any trash of any kind in or about the Leased Property or the Industrial Park. COMPANY must maintain all parts of the Leased Property and those areas adjoining the Leased Property in a neat, clean and orderly condition, free of garbage, debris and illegal obstruction.

2.- COMPANY shall obtain IAMSA’s written consent before making any alterations, improvements or additions to the exterior walls and roof of the Leased Property with a cost exceeding US $5,000.00 (FIVE THOUSAND DOLLARS 00/100 CURRENCY OF THE UNITED STATES OD AMERICA) per alteration, improvement or addition. COMPANY shall not materially damage any floors, walls, ceilings, partitions, or any wood, stone, or ironwork on or about the Leased Property in connection with the construction of any such alterations or improvements.
3.- COMPANY shall keep the Leased Property free and clear of all encumbrances and liens arising out of acts or omissions of COMPANY, including those arising out of acts or construction done or ordered by COMPANY. However, if by reason of any work performed, materials furnished or obligations incurred by COMPANY with any third party, or any other act or omission by COMPANY, IAMSA is made liable or involved in litigation, COMPANY shall hold harmless and indemnify IAMSA, including any costs and expenses, and attorney’s fee incurred as a result of such third party suit. Should COMPANY fail to fully discharge any such encumbrances or liens within thirty (30) days after the date the same appears of record or fail to provide a bond acceptable to IAMSA in case of litigation, IAMSA, at its option, may pay all or any part thereof. If IAMSA pays any such lien or encumbrances or any part thereof, COMPANY shall, on demand, immediately pay IAMSA the amount so paid, together with interest at the rate of thirty percent (30%) per annum from the date of payment. No lien or encumbrance of any character whatsoever created by an act or omission by COMPANY shall in any way affect the rights of IAMSA regarding clear title to the Leased Property. Although, if COMPANY by any reason of any work performed, materials furnished or obligations incurred by IAMSA with any third party, or any other act or omission by IAMSA, COMPANY is made liable or involved in any litigation, IAMSA shall defend, hold harmless and indemnify COMPANY from and against any and all actions, costs and expenses (including attorneys’ fees and litigation costs), liabilities and proceedings in connection with such work performed, materials furnished or obligations incurred by IAMSA. Should IAMSA fail fully to discharge any such encumbrances or liens within thirty (30) days after the date the same appears or record or fail to provide a bond acceptable to COMPANY in case of litigation, COMPANY its option, may pay all or any part thereof. If COMPANY pays any such lien or encumbrances or any part thereof, IAMSA shall, on demand, immediately pay COMPANY the amount so paid together with inters at the rate of thirty percent (30%) per annum from the date of payment.
4.- As stated in this Lease Agreement, COMPANY, at its expense, shall have active all the time a maintenance policy covering IAMSA’s equipment in the Facilities. IAMSA guarantees that all plumbing, sewage and other utility facilities that are within the Leased property and all the items referred on the above paragraph are duly working upon the Commencement Date.
X.- UTILITY SERVICES.
During the term of this Lease Agreement, COMPANY shall promptly pay for any and all public and other utilities and related services furnished to the Leased Property, including but not limited to, water, gas, electricity, telephone and trash pick up charges, and hook up services. IAMSA will assist COMPANY in obtaining all such utility services if such becomes necessary. All contracts necessary for the installation of any services to the Leased Property, water, drainage and telephone hook-up fees if any, as well as any KVA installation charge by the Mexican Federal Electric Commission and its electricity hook-up fees usage charge will be covered by in full by COMPANY.

XI.- RIGHT-OF-WAY; TRANSFORMER.
IAMSA is hereby granted a right-of-way upon, across, and under the Leased Property to enter, exit, make installations, replacements, repair and maintain all utilities, including but not limited to water, gas, telephone, all electricity and any television or radio antenna system serving the Leased Property. By virtue of this right-of-way it shall be expressly permissible for the electrical and/or telephone companies to erect and maintain the necessary poles and other necessary equipment on the Leased Property; provided, that in exercising any right COMPANY may have under this Clause, IAMSA agrees to cause only minimal interference with COMPANY’s use and possession of the Leased Property.
Notwithstanding the foregoing, IAMSA shall procure at its cost a 1,000 KVA transformer for use at the Leased Property for the benefit of the premises leased by COMPANY hereunder. The installation and connection of the transformer shall be performed by COMPANY at its sole cost and expense and shall comply with the Specifications and all applicable legal requirements.
XII.- ASSIGNMENT AND SUBLETTING.
A.- COMPANY shall have the right, upon prior written consent from IAMSA, which consent shall not be unreasonably withheld, conditioned or delayed, to assign or transfer this Lease Agreement or any interest therein or to permit the use of the Leased Property, provided, however, that COMPANY is not in default (after the giving of notice and the expiration of the cure period hereunder) in the payment of rents or other obligations under this Lease Agreement. Notwithstanding the foregoing, COMPANY shall not be required to obtain the prior written consent of IAMSA in the event that this Lease Agreement is assigned, subleased or transferred to, or the Leased Property is occupied by, a person or entity controlled by, controlling or under common control with Masimo Corporation, a Delaware corporation. In the event of any assignment, transfer or sublease, COMPANY shall remain liable for all its obligations under this Lease Agreement. The assignment, transfer or sublease of this Lease Agreement by COMPANY will produce no extra charge to COMPANY, and shall be done under the same covenants herein agreed.
B.- IAMSA shall have the right to assign and reassign, from time to time, any or all of the rights and obligations of IAMSA in this Lease Agreement or any interest therein, subject to COMPANY’s consent, provided that no such assignment or reassignment shall impair any of the rights of COMPANY herein, and provided further, that IAMSA shall remain liable for all of its obligations under this Lease Agreement. In the event of such assignment or reassignment, COMPANY shall not diminish or withhold any of the rents payable hereunder by asserting against such assignee any defense, setoff, or counterclaims which COMPANY may have against IAMSA or any other person. However, COMPANY hereby specifically waives, with respect to withholding of rent, any preventive measures to guarantee payment of a claim, as provided by the Code of Civil Procedures.

XIII.- SUBORDINATION.
During the term of this Lease Agreement, IAMSA shall have the right to encumber its interest in the Leased Property or in this Lease Agreement for any purpose it deems convenient and COMPANY shall and hereby does subordinate its interest in this Lease Agreement and in the Leased Property to such encumbrances. However, in the event such encumbrances are foreclosed upon or judicially enforced, the one who holds the encumbrance shall agree to respect this Lease Agreement and accept the performance by COMPANY of its obligations hereunder. COMPANY shall execute any agreement in commercially reasonable form which may be required by IAMSA in confirmation with such subordination and submit whatever public finance data may be reasonably requested of COMPANY by any trust insurance company, bank or other recognized lending institution providing financing to IAMSA that is secured by IAMSA’s interest in the Leased Property or this Lease Agreement.
Once IAMSA shall have notified COMPANY in writing that the former has assigned its interest in this Lease Agreement to any lending institution as security for a debt or other obligation of IAMSA, IAMSA shall not have the power to amend this Lease Agreements so as to reduce the rent, decrease the term or modify or negate any substantial obligation without the written consent of such lending institution. Such obligation shall continue until the lending institution has notified COMPANY in writing that such assignment has been terminated, in the understanding that if IAMSA fails to obtain such lending institution’s approval to carry out the foregoing, the amendment of the terms above mentioned shall have no effect whatsoever as against such lending institution. In addition, if the lending institution shall notify COMPANY in writing requiring the payment of rents hereunder directly to such lending institution or its representative, then COMPANY shall be obligated to pay such lending institution or its representative each subsequent rental that may become due under this Lease Agreement (together with any unpaid rent then past due), until the date on which such lending institution notifies COMPANY authorizing payment of rent to IAMSA or other party entitled thereto. COMPANY understands and agrees that except for the advanced rental payments provided for in this Lease Agreement, at the request of IAMSA, COMPANY shall provide a statement within twenty (20) days after IAMSA’s request therefor that no such advanced payment has been made; such document shall be binding upon COMPANY as against the lending institution to which this Lease Agreement may be assigned. In addition, the lending institution shall not be bound to recognize those payments made to IAMSA after the COMPANY has received notice requiring payments to be made to such lending institutions, and IAMSA hereby (i) authorizes COMPANY to conclusively rely on any statement from such lending institution or other lender regarding where additional payments under this Lease Agreement must be delivered and (ii) releases COMPANY from any and all claims, costs, expenses and liability from COMPANY’s compliance with the direction of such lending institution or lender.
XIV.- ACCESS TO LEASED PROPERTY.
Without undue interference to COMPANY’s operation, IAMSA or its authorized representatives shall have the right to enter the Leased Property during all COMPANY business hours, and in emergencies at all times, to inspect the Leased Property and to make repairs, and if approved by COMPANY, additions or alterations to the Leased Property. For a period of ninety (90) days prior to the termination of this Lease Agreement, IAMSA shall have access to the Leased Property for the purpose of exhibiting it to prospective tenants and may post usual “For Sale” or “For Lease” signs upon the Leased Property. Except in case of emergency (in which case as much oral or written notice as is practicable shall be given), IAMSA shall give prior written notice to COMPANY before entering the Leased Property.

XV. DAMAGE OR DESTRUCTION.
A.- Total. In the event that the whole or a substantial part of the Leased Property is damaged or destroyed by fire, act of nature, or any other cause, so as to make COMPANY unable to continue the operation of its business, IAMSA shall, within fifteen (15) days from such destruction, determine whether the Leased Property can be restored within six (6) months. If IAMSA determines that the Leased Property cannot be restored within six (6) months, either IAMSA or COMPANY shall have the right and option to immediately terminate this Lease Agreement, by advising the other thereof by written notice. If this Lease Agreement is not terminated as provided in the preceding sentence, IAMSA shall proceed diligently to reconstruct the Leased Property, in that event the IAMSA will accept in lieu of the rent during this period the rental insurance or bond acquired by the COMPANY. During the period of reconstruction the COMPANY will not be obliged to pay the rent. In the event that the Leased Property is not reconstructed within six months after the date of destruction, then IAMSA will have a cure period of thirty days to finish the restoration of the Improvements of IAMSA, such cure period beginning on the last day of such six month period. Upon IAMSA’s failure to deliver the restored premises and Improvements prior to the expiration of such thirty (30) day cure period, COMPANY will have the right to terminate this Lease Agreement by the delivery of written notice to IAMSA, or COMPANY may elect to accept one day of free rent for each day of delay of the delivery of the Leased Property from and after the end of the sixth month (in addition to the abatement of rent during the period of restoration by IAMSA as provided above). Company’s right to terminate this Agreement will be subject to the COMPANY forwarding to IAMSA any insurance proceeds paid to COMPANY for the loss of Improvements constructed by the LESSOR, in accordance with the Insurance that the COMPANY is obliged to acquire under Section VII of this Agreement. In the event total damage occurs and the reconstruction of the premises commences, IAMSA will exercise its best efforts to re-locate COMPANY to another IAMSA property that is acceptable to COMPANY and suitable for COMPANY’s operations, subject to availability, only for the reconstruction period, in order to help COMPANY with its continuing operations at no charge during such reconstruction.
B.- Partial. In the event the said damages caused to the Leased Property does not prevent COMPANY from continuing the normal operation of its business on the Leased Property, IAMSA and COMPANY shall repair said damage, each party reconstructing that portion of the improvements that it initially installed; provided that during the period required for such repair work, the rent payable hereunder by COMPANY shall be equitably abated for the interference with COMPANY’s use and possession of the Leased Property caused by such damage and repairs. Further, COMPANY shall not be required to pay IAMSA any rent or other charges due under this Lease Agreement that are funded by proceeds from rental loss insurance carried by COMPANY, provided that such rental loss proceeds are paid to IAMSA.
XVI.- LIMITATION OF LIABILITY.
Except for intentional or negligent acts or omissions of IAMSA, its agents or employees, IAMSA shall not be liable to COMPANY or to any other person whatsoever for any loss or damage of any kind or nature caused by the intentional or negligent acts or omissions of COMPANY or other occupants of the Industrial Park or of adjacent property, or the public, or the causes beyond the control of IAMSA, including but not limited to any, failure to furnish or any interruption of any utility or other services in or about the Leased Property. COMPANY recognizes that additions, replacements and repairs to the Industrial Park will be made from time to time, provided that the same shall not substantially interfere with COMPANY’s use and enjoyment of the Leased Property.

XVII.- INDEMNIFICATION.
COMPANY agrees to indemnify and save IAMSA harmless from third-party claims, costs, expenses, liabilities, damages, actions and proceedings of any kind or nature whatsoever (collectively, “Claims”) arising from (i) any negligent acts or omissions of COMPANY, or its contractors, licensees, agents, invitees or employees, or (ii) any accident, injury or damage whatsoever caused to any person or property occurring in the Leased Property, or the areas adjoining the Leased Property that are exclusively controlled by COMPANY, and from and against all costs and expenses, including attorney’s fees, incurred thereby.
IAMSA will indemnify and will hold COMPANY harmless from any and all third-party Claims against COMPANY arising from any negligent acts or omissions of IAMSA, or its contractors, agents, employees or representatives, and from and against all costs, and expenses, including attorney’s fees, incurred thereby.
XVIII.- NOTICES.
All notices under this Lease Agreement shall be forwarded to the address mentioned in the Recitals above or such other addresses as may from time to time be furnished by the parties hereto. Said notices shall be in writing and sent registered mail, by fax, or hand-delivered when possible, and shall be deemed given fourteen (14) days after the date of mailing thereof, or hand-delivered. Duplicate notices shall be sent by certified airmail, postage prepaid, to such additional addresses as may from time to time be requested in writing by the parties hereto.
XIX.- COMPANY’s DEFAULT.
A.- Each of the following shall be an “Event of Default” of COMPANY:
1.- Vacating or abandonment of the Leased Property; IAMSA shall consider the building vacated or abandoned when COMPANY closes its operation, terminates all employees and stops making payment of rent for one or more months. Under such circumstances IAMSA may proceed to take over the building after notifying COMPANY under the terms hereunder provided, and no answer is received for a period of fifteen (15) days following such notice. For such purpose, IAMSA is hereby expressly authorized by COMPANY to request the competent Court under a voluntary jurisdiction procedure to be given possession of the building using any legal means provided by law, and expressly waiving COMPANY’s right to be notified due to prior notice of abandonment. This procedure shall be observed independently of any other remedies of IAMSA as provided hereunder. Consequently, COMPANY hereby expressly consents and submits to such action, waiving expressly and action to file any claim against IAMSA and/or its representatives for any such taking over.
2.- Failure to pay any installment of rent due and payable hereunder upon the date when said payment is due, as provided for in clause “V”, paragraph “A” hereunder, following fourteen days after COMPANY receives written notice.

3.- Default in the performance of any of covenants, agreements or obligations hereunder, said default, except for default in the payment of rents, continuing for fifteen (15) days after written notice thereof is given by IAMSA to COMPANY (or for any additional reasonable period necessary for COMPANY to cure said default) given by IAMSA;
4.- A general assignment by COMPANY for the benefit of creditors;
5.- The filing of a voluntary petition in bankruptcy by COMPANY or the filing of an involuntary petition by COMPANY’s creditors, said petition remaining undischarged for a period of ninety (90) days;
6.- The appointment of a Receiver to take possession of substantially all of COMPANY’s assets or of this leasehold, said receivership remaining undissolved or unstayed for a period of thirty (30) days after the levy thereof; or
7.- After receipt of written notice and the expiration of a reasonable period of time to cure (as defined by the applicable Government Office), the failure by COMPANY to comply with any and all applicable laws and regulations of any Environmental Agency of the Government of Mexico as determined by the corresponding Environmental Authorities, in connection with the performance of their activities or the use or operation of any equipment by COMPANY that may be considered as contaminating by such Governmental Office, and failure to comply with any and all recommendations consistent with applicable legal requirements so given by said Governmental Office in connection therewith.
8.- Upon the occurrence of any Event of Default by COMPANY, IAMSA shall have the right, at its option, and in addition to other rights or remedies granted by law, including the right to claim damage, to immediately rescind this Lease Agreement and evict COMPANY from the Leased Property, without affecting the rights of IAMSA under the terms of paragraph A), 1) of this Clause.
XX.- RIGHT TO CURE DEFAULTS.
In the event of COMPANY’s breach of any term or provision herein, (except payment of rents and maintenance fee), IAMSA may, without any obligation to do so at any time after the giving of written notice and the expiration of a thirty (30) days period without cure of such default by COMPANY, cure such breach or default including the application of mechanisms of restoration in the event of contamination or make repairs to the Leased Property, for the account and at the expense of COMPANY. If IAMSA, by reason of such breach or default, pays any money in accordance with the preceding sentence, the sums so paid or incurred with interest accruing from the date of payment, shall be paid by COMPANY to IAMSA on the first day of the month after incurring such expenses.
If any installment of rent or any other payment is not paid promptly when due, it shall bear interest of five (5%) percent per month from the date on which it becomes delinquent until paid. This provision is not intended to relieve COMPANY from any default in the making of any payment at the time and in the manner herein specified. The foregoing interests, expenses and damages shall be recoverable from COMPANY by exercise of IAMSA’s right to recover damages under this Clause. Nothing in this Clause affects the right of IAMSA to indemnification by COMPANY for liability arising prior to the termination of this Lease for personal injuries or property damage in accordance with Clause XVII of this Lease Agreement.

XXI.- WAIVER.
In the event IAMSA or COMPANY does not compel the other to comply with any of the obligations hereunder, such action or omission shall not be construed as a waiver of a subsequent breach of the same or any other provision. Any consent or approval shall not be deemed to waive or render unnecessary the consent or approval of any subsequent or similar act by COMPANY or IAMSA.
XXII.- CERTIFICATES.
COMPANY shall, within twenty (20) days of receipt of a written request made by IAMSA, deliver to IAMSA a statement in writing certifying that this Lease Agreement is unmodified and in full force and effect (or if there have been modifications, that the same are in full force and effect as modified); the dates to which the rent and any other charges have been paid in advance, and that IAMSA’s Improvements have been satisfactorily completed. It is intended that any such statement may be relied upon by any person, prospective purchaser or lending institution interested in the Leased Property. Within twenty (20) days after COMPANY’s request therefor, IAMSA shall issue a statement certifying those facts with respect to this Lease Agreement as may reasonably be requested by COMPANY, which statement may be relied upon by COMPANY and its actual and prospective investors, lenders, assignees, sublessees and transferees.
XXIII.- HOLDING OVER.
If COMPANY should remain in possession of the Leased Property, due to COMPANY’s omission or negligence, after the expiration of this agreement, COMPANY shall pay to IAMSA, in addition to base rent and other charges due and payable under this Lease Agreement, a monthly penalty equal to one hundred percent (100%) percent of the amount of the monthly base rent, as of the expiration date of the Lease Agreement, and provided that IAMSA gives thirty (30) days prior written notice before any such monthly penalty is effective, until COMPANY has delivered to IAMSA possession of the Leased Property or executed an agreement extending the term of COMPANY’s lease of the Leased Property. This provision shall not be construed as granting any right to COMPANY to remain in possession of the Leased Property after the expiration of the Lease term. COMPANY shall indemnify IAMSA against any third party claims for loss or liability resulting from the delay by COMPANY in surrendering the Leased Property, at the expiration of this Lease Agreement, waving any right granted by law.
XXIV.- SURRENDER.
On the last day of the term of this Lease Agreement, or the sooner termination thereof pursuant to other provisions hereof, COMPANY shall quit and surrender the Leased Property, broom clean, in good condition together with all alterations, additions and improvements that may have been made to the same, except furniture, machinery and equipment owned by COMPANY. Upon the termination of this Lease Agreement, COMPANY shall immediately remove all of its property, with the exception noted above, and all property not removed shall be deemed abandoned by COMPANY. COMPANY shall immediately repair any and all damage caused to the Leased Property by the removal of COMPANY’s property.
XXV.- QUIET ENJOYMENT.
IAMSA agrees that COMPANY, upon paying the rent and all other charges provided for herein and upon complying with all of the terms and provisions of the Lease Agreement, shall lawfully and quietly occupy and enjoy the Leased Property during the Lease Term.

XXVI.- MISCELLANEOUS.
A.- This document contains all of the agreements and conditions made between the parties, and may not be modified orally or in any manner other than by a written agreement signed by the authorized representatives of the parties.
B.- If any term, covenant, condition or provision of this Lease, or the application thereof to any person or circumstances, shall to any extent be held by a court of competent jurisdiction, to be invalid, void or unenforceable, the remaining terms, covenants, conditions or provisions of this Lease or the application thereof to any person or circumstances, shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
C.- In the event that either party should bring an action against the other party for the possession of the Leased Property or for the recovery of any sum due hereunder, or because of the breach of default of any covenant in this Lease Agreement, the prevailing party shall have the right to collect from the other party its relevant costs and expenses, including attorney’s fees.
D.- Every payment and performance required by this Lease Agreement, shall be paid and performed on the date specified for such payment or performance and except for the specific grace periods herein, no delay or extension thereof shall be permitted.
E.- The titles and subtitles to the Clauses of this document shall have no effect on the interpretation of the terms and provisions contained in this Lease Agreement.
F.- IAMSA hereby acknowledges having received from COMPANY the amount of […***…], currency of the United States of America plus the Value Added Tax, to be applied to the three (3) months of the rent as deposit in guaranty for compliance of the obligations assumed hereunder by COMPANY, including but not limited to payment of rents, environmental damage or contamination of the Leased Property, and shall be reimbursed to COMPANY by IAMSA upon termination of the Lease Agreement after either (i) COMPANY has performed all of its obligations under this Lease Agreement or (ii) if IAMSA disputes COMPANY’s claim that it has performed its obligations hereunder, IAMSA shall offset against such deposit the damages allegedly caused by COMPANY’s failure to perform within thirty (30) days of the termination or expiration of this Lease Agreement, and the remaining balance shall be refunded to COMPANY. COMPANY reserves the right to proceed against IAMSA for any portion of the security deposit that COMPANY alleges has been wrongfully withheld by IAMSA.
G.- The parties agree that this Lease Agreement shall be governed by the Laws of the State of Baja California. For everything pertaining to the interpretation and compliance of this Lease Agreement, the parties thereby expressly submit to the jurisdiction of the Civil Courts of the City of Mexicali, State of Baja California, expressly waiving any other jurisdiction which might be applicable by reason of their present or future domiciles or otherwise.
H.- Whenever the prior consent of either party, written or otherwise, is required as a condition for any act by the other party under this Lease Agreement, such party agrees not arbitrarily to withhold such consent.
I.- Each party shall execute such further documents as shall be requested by the other party, but only to the extent that the effect of said documents is to give legal effect to rights set forth in this Lease Agreement.

J.- Submission of this instrument for examination or signature by COMPANY does not constitute a reservation of or option to lease, and it is not effective as a lease or otherwise until execution and delivery by both IAMSA and COMPANY.
K.- This Lease Agreement and each of its covenants and conditions shall be binding upon and shall inure to the benefit of the parties hereto and their respective assignees, subject to the provisions hereof. Whenever in this Lease a reference is made to IAMSA, such reference shall be deemed to refer to the person in whom the interest of the lessor hereunder shall be vested. Any successor or assignee of COMPANY who accepts an assignment of the benefit of this Lease and enters into possession of enjoyment hereunder shall thereby assume and agree to perform and be bound by, the covenants and conditions hereof.
L.- This Agreement and each and all of its stipulations as drafted, are for the sole and exclusive use by IAMSA with its lessees. Its contents shall not be disclosed to or used by other parties, for any other purpose whatsoever, except for disclosures to a party’s attorneys or accountants, or for disclosure required under applicable laws (including without limitation securities laws).
M.- All Exhibits mentioned hereunder shall be signed by all parties involved, and shall be enforceable together with Lease Agreement.
N.- This Agreement will be executed in the English and Spanish versions. In the event any inconsistency arises regarding its interpretation, then the English version shall prevail.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Lease Agreement in the city of Mexicali, Baja California, Mexico, on the 1st day of September, two thousand seven.

INDUSTRIAS ASOCIADAS MAQUILADORAS S.A. DE C.V.	INDUSTRIAL VALLERA DE MEXICALI S.A. DE C.V.
/s/ Eduardo Mendoza Larios	/s/ Sergio Tagliapietra Nassri
Eduardo Mendoza Larios	Sergio Tagliapietra Nassri
Legal Representative	Legal Representative

GUARANTOR: MASIMO CORPORATION
/s/ Gary Waite 8/27/07
Gary Waite
Vice President of Manufacturing
W I T N E S S E S
___________________________________	___________________________________

EXHIBIT “A”
PALACO INDUSTRIAL PARK LAYOUT

[To Be Attached]

MASIMO
CALZADA INDUSTRIAL PALACO

PLOT PLAN

01 | City Location

U.S.A.
MEXICALI, B.C.

02 | Site Location

03 | Aereal View:

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GRUPO DESARROLLADOR IAMSA	GENERAL INFORMATION		PROJECT		A
	Construction method	Tilt-up	Masimo®	PALACO Industrial Park	
	Location	Palaco Industrial Park			
	City	Mexicali B.C.			
	Additional Information	www.iamsa.com.mx			
	Telephone	01152-686-842 7114			2007

EXHIBIT “B”
BUILDING LAYOUT AND DESCRIPTION

[To Be Attached]

MASIMO
95,607.0 S.F.
MODULE 1
MODULE 2
MODULE 3
MODULE 4
PARKING
45 STALLS
PARKING
117 STALLS
CALZADA DEL ORO

Site Location:

Notes:

[handwritten initials] ghw 8/27/07

GENERAL INFORMATION	
Construction method	Tilt-up
Location	Palaco Industrial Park
City	Mexicali B.C.
Additional Information	www.iamsa.com.mx
Telephone	01152-686-842 7114

Module 1	15,500.0 S.F
Module 2	17,000.0 S.F.
Module 3	20,668.7 S.F.
Module 4	42,440.3 S.F.
Total Area	95,607.0 S.F.

GRUPO DESARROLLADOR IAMSA

CLIENT

Masimo

PALACO Industrial Park

B

2007

Exhibit B

"BUILDING SPECIFICATIONS"

Module 1 (15,500.00 sq. ft.)

Office Area (1,574.00 sq. ft.)

Two (2) restrooms.
Ceramic tile floors.
Two (2) office cubicles.
Low Ceiling.
Lighting.
One 5 ton A/C unit.

Production Area (13,926.00 sq. ft.)

Two (2) loading docks.
One (1) level access ramp.

Module 2 (17,00.00 sq. ft.)

Office Area (1,574.00 sq. ft. /1,574.00 sq. ft. mezzanine)

Two (2) restrooms.
Ceramic tile floors.
Two (2) office cubicles.
Low Ceiling.
Lighting.
One 5 ton A/C unit.

Production Area (13,852.00 sq. ft.)

Two (2) loading docks.
One (1) level access ramp.
Restrooms.

Module 3 (20,666.00 sq. ft.)

Office Area (787.00 sq. ft.)

Two (2) restrooms.
Ceramic tile floors.
Three office cubicles.
Low Ceiling.
Lighting.
One 5 ton A/C unit.

Production Area (19,879.67 sq. ft.)

Four (4) loading docks.
One (1) level access ramp.

Module 4 (42,441.00 sq. ft.)

Office Area (3,321.00 sq. ft.):

- Includes tile floors, carpet in private cubicles, low ceiling, lighting, 18 tons of A/C and restrooms.

Production Area (39,119.34 sq. ft.):

- 4 in-pit loading docks with levelers and 1 level access ramp.
- Production area restrooms.

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EXHIBIT “C”
DESCRIPTION OF IMPROVEMENTS

[To Be Attached]

Exhibit C

"DESCRIPTION OF IMPROVEMENTS"

1) Site drawing with additional fence and parking (in blue font).

GRUPO
IAMSA
Masimo
PALACO

2) Items to be improved and included.

- Additional Parking with 18 stalls.
- Landscaping around additional parking lot.
- Fence continuation as shown in attached layout. Fence will consist of block and steel (same construction type as fence located in front of the building).
- 1,000 KVA transformer.
- Building entrance specified in the following item #3

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3) Improved entrance options and materials.

GRUPO
IAMSA
Building Main Facade
Option 1 and 2
MASIMO
PALACO

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MASIMO
95,607.0 S.F.
MODULE 1
MODULE 2
MODULE 3
MODULE 4
PARKING
45 STALLS
PARKING
117 STALLS
CALZADA DEL ORO

Site Location:

Notes:

ghw 8/27/07

GRUPO DESARROLLADOR IAMSA

GENERAL INFORMATION	
Construction method	Tilt-up
Location	Palaco Industrial Park
City	Mexicali B.C.
Additional Information	www.iamsa.com.mx
Telephone	01152-686-842 7114

Module 1	15,500.0 S.F
Module 2	17,000.0 S.F.
Module 3	20,666.7 S.F.
Module 4	42,440.3 S.F.
Total Area	95,607.0 S.F.

CLIENT

Masimo®

PALACO Industrial Park

2007

COLOR T.B.D
COLOR T.B.D
LOGO LOCATION T.B.D
COLOR T.B.D
COLOR T.B.D
COLOR T.B.D

Building Main Façade / Option 1

COLOR T.B.D
COLOR T.B.D
LOGO LOCATION T.B.D
COLOR T.B.D
COLOR T.B.D
COLOR T.B.D

Building Main Façade / Option 2

Detail 1 / Plan view

Detail 2 / New element Specs

GRUPO DESARROLLADOR IAMSA	GENERAL INFORMATION			CLIENT		
	Construction method	Tilt-up	Building Main Façade Option 1 and 2	Masimo®	PALACO Industrial Park	
	Location	Palaco Industrial Park				
	City	Mexicali B.C.				
	Additional Information	www.iamsa.com.mx				
	Telephone	01152-686-842 7114				2007

ghW 8/27/07

EXHIBIT “D”
INDUSTRIAL PARK REGULATIONS

[To Be Attached]

SIMBOLOGIA

- MESQUITE
- AGAVE AZUL
- CAESALPINA
- HESPERALOE
- RUELIA
- AGAVE LECHUGUILLA
- OCOTILLO
- PENNISETUM
- TEXAS SAGE
- DEDITO
- PIEDRA BOLA
- SELLO

AREA DE JARDIN PALACO

ESCALA : SIN

FOTOS

AGAVE AZUL

AGAVE LECHUGUILLA

CAESALPINA

HESPERALOE

RUELIA

TEXAS SAGE

OCOTILLO

MESQUITE

PENNISETUM

DEDITO

CONTIENE :
ZONA DE JARDIN
PALACO INDUSTRIAL PARK
ESCALA: SIN
PROYECTISTA :
ARQ. ARMANDO VILLASEGUSA D.

EXHIBIT D

AUGUST 2007

INDUSTRIAL PARK REGULATIONS
INDUSTRIAS ASOCIADAS MAQUILADORAS S.A. DE C.V.
PALACO INDUSTRIAL PARK
MEXICALI, BAJA CALIFORNIA, MEXICO

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I. OBJECTIVE.

This document has been prepared to assure proper development and use of the land at PALACO INDUSTRIAL PARK, which is operated by INDUSTRIAS ASOCIADAS MAQUILADORAS, S. A. DE C. V. (refer as to IAMSA), as such shall be identified hereinafter. It is intended to defend the benefits offered to companies that arrive to form a part of the community of our Park. The information as presented does not interfere and shall be incorporated to the rules and regulations established by Governmental Authorities that rule regulate the development and services in the City of Mexicali, Baja California, Mexico.

All designs for amendments concerning remodeling or adaptations of new elements to the building, offices, signs and symbols, landscaping, parking spaces, pavements, subdivisions, location and relocation of equipment, loading and unloading zones, exterior illumination, etc., must be submitted for review before such changes are made, to the Park Administrator for approval and if such be necessary, for the approval of the corresponding governmental office.

These Regulations will be applicable to companies owners or lessees on land neighboring with IAMSA, only in those cases that due to their activity, employees, supplier, clients and other visitors of the same, they use as means of access to their industrial installations, the corridor and avenues of IAMSA, understanding that upon the occurrence of any such event, the industrial building as stated will be considered part of the industrial urban complex of IAMSA, forming a part of the same unit that are formed by the companies located therein, and necessary will derive in the application and consequent submission to the common norms and rules for all of the tenants, as well as the present Regulations.

II. CRITERIA FOR USE OF LAND.

A. Acceptable Uses.-

1. Light industry (research and development) or warehousing subject to the following restrictions:

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a. Use or operation must be performed or executed within the occupied building.

2. If dealing with industries that due to their nature, it has to perform activities in spaces on open air different to those of logistics, traffic, and transportation of goods and products, it shall be subject to the restrictions that are stated. No user or operations, or uses that produce or cause the following effects will be allowed:

   a) Intense noise, sounds or vibration.
   b) Unpleasant or repulsive odors.
   c) Dust, dirt, ashes, smoke or any other source of environmental contamination.
   d) Unusual fire or hazardous explosives; it is prohibited any activity or use that implies the involvement of hazardous materials.
   e) Electromagnetic interference
   f) Residual contaminated water or hard to recycle that violates the limits established by applicable Federal and State regulations.
   g) Contamination of land.
   h) Inadequate handling and warehousing of hazardous materials and residues.

B. Special uses.- The following uses are a support to the Industrial Park and shall be submitted to our Group to be approved if such are justified:

   a) Office Buildings related with, or as support to the activities generated within the Industrial Park.

   b) Places designed for the consumption and retail sale of food to the general public.

C. Prohibited Uses of land.- The following uses are not permitted:

   a) Residential
   b) Haul yards for mobile houses and recreational vehicles.

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c) Bus Terminals
d) Deposit yards for dismantling of vehicles or machinery or business for automobile used parts, etc.
e) Commercial excavating for extraction of construction materials.
f) Drilling for extraction of carbohydrate substances (Petroleum, gas, etc.)..
g) Raising of Livestock or other animals
h) Activities related to the reproduction, incubation, storage and sacrifice of animals as well as processing of fat, bones, meat or remains of this same activity.
i) Refining of petroleum and its derivatives.
j) Auctions or sales to the public in general, except prior approval from IAMSA in writing in the Agreement.
k) Production or manufacture of cement, lime, asphalt, gypsum, fireworks, natural and artificial resins, etc.
l) Processing of sugar and its derivatives
m) Cemeteries
n) Activities that only consist of handling and warehousing hazardous materials and residues.

D) IAMSA will establish the means to regulate unpleasant odors, noses, smoke, residues, residual water, remains, and in general waste materials, and other problems that may affect the operation of the Park, its image or property.

III. SPACE ALLOCATION AND DIMENSIONAL STANDARDS

A. Lot sizes.- The size of the lots was determined by IAMSA and shall not be subdivided under any circumstances without approval.

B. Construction Factors.- The ratio of the areas constructed as to the site is as follows:

1. Maximum area constructed 60%
2. Minimum open area 40%
3. Parking: one parking space per 1,000 square feet of constructed area.

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C. Heights.- Maximum height of any structure is 12 meters (approximately = 40 feet)

D. Limits.- The following measures are minimal and are originated at the limit of the property.

1. The front yard is established in 6 meters approximately (approximately 20 feet). This space is for landscaping, decorative fence (optional), sidewalks, driveway and company logos.
2. Side yard: 6.0 meters
3. Back yard: 6.0 meters

E. Loading Areas and Outdoor Storage

1. Loading areas: Each building has been allotted sufficient space for truck parking within each lot. The streets may be used only for maneuvering.
2. Outdoor storage.- Must be approved by IAMSA and if so authorized, must preferably be located in the back yard. This area must be protected with a visual screen approved by IAMSA.
3. Wastes and trash.- There may not be visible accumulation of trash and waste materials. The areas designated to store, accumulate and pick up trash shall be behind a visual screen, as well as in areas in which it is not visible from the streets.
4. Rest areas.- Each occupant shall provide an open green are for their employees.
5. Non-specified areas.- Any area without any specific use will be allowed as green are or covered with gravel.

F. Parking areas.- No parking will be allowed in the street, consequently each construction project shall provide with adequate space for parking outside the street for specific need of each user.

The user has the obligation to mark visitors and employees parking spaces. The parking areas shall have adjacent space for landscaping and screens to minimize its visual impact.

G. Design Characteristics.- Design characteristics shall be considered as an environmental element. All characteristics of design including installations for

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outside lighting must be approved by IAMSA. Designs include benches, shades, canopies, signs, posts, fountains, sculptures, etc.

IV. BUILDING DESIGN

A. Concept of Site Plan

A wide variety of architectural designs and materials are permitted, provided that there is harmony with the exterior design of the building, excluding all constructions that disrupt the environmental harmony.

B. Facades

The colors, materials, exterior finishing, and forms used in the building shall be in the same height levels. The exterior walls may be concrete block without finishing, smooth concrete finishing, "pre-cast" concrete or a similar approved material. Corrugated or metal sheets, asbestos, or similar materials will be restricted for walls, except with the approval of IAMSA.

Architectural designs, particularly the main facades shall maintain a language formed by Mexican colonial style, modern colonial, using materials representative of such zone.

Materials such as red brick, burned red brick, brick or stock or ball stone (or the like) applied in accesses to the building and/or finishing in the corners when the main entrances are on the extreme sides.

The arches in any of its variations shall be permitted provided that they maintain harmony as a whole and are incorporated in adequate proportion to the building design.

All design proposal and/or remodeling shall be submitted for the corresponding authorization to the Design Committee of IAMSA who shall at all times reserve the right to approve the facades and styles, issuing the corresponding recommendations to improve the proposals so submitted by the interested party.

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C. Mechanic Equipment

All mechanic equipment such as ducts, ventilators, extractors and air conditioning units, including those on the roof, shall be hidden with screen that forms a part of the architectural design to minimize visibility.

D. Non-decorative Fences, block and brick walls.

These may only be used in the limits with adjacent and/or rear lots. May be used only if necessary in restricted green areas. The use of tin, wood, smooth concrete, chain link wire, etc. is restricted. It is required to use materials with architectural criteria similar to the existing buildings. It is permitted to use chain link fences only in side and rear limits.

E. Signs

The installation or alteration of exterior signs including traffic sign, shall be submitted and approved by IAMSA. Under no circumstances or purpose will be authorized the placing of advertising or canvas signs in the exterior of the building, on the fence or in any manner that alter the image of the building or its surroundings. For such purpose, the occupant, owner or lessee of the building, shall at all times, request authorization from IAMSA prior to the execution of such actions.

F. Exterior installation of the Name of the Company

It is the obligation of each lessee, to install for its own account the name of the Company in the area designated for such purpose. Such shall be of individuals acrylic letters, with the following measures: 32 inches height, and width proportional to the letter. Thickness, 2 inches.

G. Warehouses for hazardous materials and residues.

The warehouses for hazardous materials or residues of each user can be located within users lots but shall comply with applicable Federal regulations regarding it's location and construction. The previous obligates the user to present to the Federal Environment Authority the required construction permits with the intention of receiving the required authorization.

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V. MAINTENANCE, SECURITY AND ENVIRONMENT PROTECTION.

A. Fees.- A maintenance fee will be charged to all occupants of the Park per square feet of construction in accordance with the lease, sublease, sales agreements, or any other type of agreement. The total cost will include maintenance of the streets, landscaping, access control and public lighting.

In the case of land sold such fee shall be in American dollars per square meter of land per month.

Such amounts will be updated every year in accordance with the CPI (Consumer Price Index) Los Angeles-Riverside-Orange County.

B. Under no circumstances authorization will be given to use the parking area, public streets, loading docks or trash containers area, as safekeeping or warehousing of goods or hazardous residues.

C. Washing of any type of vehicles is forbidden in any place of the Industrial Park, except when the occupant designates an specific area that shall be approved by IAMSA. The area shall be protected by a barrier to avoid visibility from the streets and shall contain sewers and oil filters as required for such activity.

D. In the event of water installations located in green areas, such will be used only for irrigation exclusively of such areas.

E. It shall be the obligation of each lessee to pay water bills corresponding to the its building green areas.

F. Any damage caused due to any circumstance to any installation in the Industrial Park by the company client, shall be repaired by the same as soon as possible, on the contrary the management of the Industrial Park will take the resolutions as considered necessary and will execute the same on the cost of the company client.

G. Under no circumstances loading and unloading maneuvering in parking areas for automobiles, domestic units and avenues of the Industrial park.

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H. it is strictly forbidden to take alcoholic beverages in public streets of the industrial park, in the parking areas of the companies; exceptionally this shall be allowed when there are special events and corporate festivities, which may take place in the parking areas, provided such is notified in advance to the Administration of the Industrial park for consideration and authorization.

I. In the event of need of the performance of safety drills of any nature, it shall be notified 48 hours in advance to the security area of the Administration of the Industrial park, and follow the procedures indicated for this purpose.

J. the company shall inform its employees any measures and procedures for safety that rule the Industrial Park, as well as the new measures that are taken in this area, which shall be notified by the Administration of the Industrial Park.

K. It is prohibited to discharge residual water into the storm drain that does not comply with the limits established by the applicable Federal and State Environmental Regulations.

L. The industrial park administration reserves the right to make periodic inspections to the users with the sole intention to assure that environmental and security aspects are being complied with.

VI. VIGILANCE COMMITTEE

IAMSA has organized a Vigilance Committee consisting of three members, one an OCCUPANT of the Park and two representatives of IAMSA, with all vigilance faculties regarding compliance with these Regulations, and to assure that the installations of their establishments do not represent a nuisance to occupants, or that cause deterioration to such property and to the Park installations.

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The Vigilance Committee will have the following functions and faculties:

a) Supervise the exact compliance of the obligations established in these Regulations.
b) The Committee shall notify IAMSA of any deficiencies and violations to the stipulations of these Regulations so as to allow IAMSA to take any measures as necessary to impose any sanctions stipulated in Chapter VII and in such case to make effective such sanctions.
c) The faculties of the Committee will be exercised by any two members of the Committee whoever they are.
d) The Committee will notify the occupant with a copy to IAMSA any violations to the Regulations or non compliance with the rules established in this Regulations or in the lease Agreement executed between the parties. In the same document, the occupant will be required to remedy any violation or non compliance, in a period not less than three days or more than thirty, which term will be defined by the committee taking in consideration the nature of the violation and the measures that may be necessary to adopt to correct the same.

VII. SANCTIONS FOR VIOLATION TO THE OBLIGATIONS IN THESE REGULATIONS.

For the imposition of the sanctions the following procedure will be observed:

1. If the occupant does not remedy the violation under the terms indicated in the prior Chapter, it shall be notified to IAMSA, so that the latter imposes and executes the sanctions that are applicable in accordance with the following stipulations.
2. The penalties or sanctions will vary depending on the nature of the action or the omission of the occupant, as follows:
   a) For establishing without prior authorization from IAMSA, office buildings related with or as support for activities

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generated in the Industrial Park and/or spaces for the consumption and sale of food to the public, 30 minimum wages

b) For prohibited uses of the building, as established in Chapter II, C, of these Park Regulations, 50 minimum wages;

c) For outdoor storage, garbage and trash, and allow street parking of automobiles, as provided for in Chapter III, Section E, fractions 3, 4 and 7 of these Park Regulations, allowing the parking of automobiles in the street, and not obeying the stipulations established for the security area of the Industrial Park, 50 minimum wages;

d) For any non-compliance with the stipulations of Clause II of these Regulations, with no specific sanction, 90 minimum wages.

e) For non-compliance with the stipulations of Clause III of these Regulations, with no specific sanction, 90 minimum wages.

f) For non-compliance with the stipulations of Clause IV of these Regulations, with no specific sanction, 90 minimum wages.

3. In the event that the occupant notwithstanding requirement made and sanctions and penalties imposed, does not remedy such non-compliance nor pays the amount imposed for sanctions of any nature, with the term so given, IAMSA is authorized to:

   i. Remedy the situation omitted by occupant, and charge the cost caused to remedy the situation, as well as to impose a penalty for non complying, equal to 100 minimum wages independently of the sanction imposed prior to this.

   ii. Execute any actions that may legally proceed to obtain reimbursement of expenses that IAMSA may have incurred, as well as the amounts for penalties

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due to noncompliance, including attorney's expenses and fees due to such actions.

4. In the event of recurrence by occupant, the latter will abide the preceding clauses and shall be applied am additional sanction of 180 minimum wages. Independently of the above, if the penalized occupant does not act as required, IAMSA shall reasonably proceed to remedy the non compliance and to make effective the penalty imposed, in addition to any expenses incurred in such repair. In the event of not covering the amounts due, IAMSA shall proceed to demand such responsibility, if necessary, through judicial procedures, in which case occupant will be obligated to pay attorney's fees and any other expenses generated.

5. the penalties, sanctions fines and expenses incurred to remedy or repair all those acts omitted or not taken care of by any occupant in default shall be charged to the same through an invoice or fee invoice, as may be the case, and it shall be the obligation of occupant to pay IAMSA within a period of five calendar days following the date in which such notice for payment was made.

VIII. AMENDMENTS

This document will be amended eventually by the management of IAMSA together with the Committee, in order to keep it updated, due to changes that with time may become necessary.

The amendments will be delivered to occupants and he expressly agrees to submit and act under the terms of these Regulations and its amendments, and to submit to the determinations of the Committee for the benefit of its property, its security and that of its employees and neighbors. Further, the occupant agrees to

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perform in accordance with such rules in order to improve its installations and maintain the value of its property.

INDUSTRIAS ASOCIADAS MAQUILADORAS, S. A. DE C. V.

By: Eudardo Mendoza Larios

APPROVED AND EXPRESSLY ACCEPTED:

By: Sergio Taglapietra Nassri
Industrial Vallera de Mexicalo, S.A. de C.V.

EXHIBIT “E”
GUARANTEE

[To Be Attached]

EXHIBIT E

GUARANTY

The undersigned **MASIMO Corporation**, a Delaware corporation (hereinafter referred to as "Guarantor"), in consideration for the lease of the premises described in that certain lease (hereinafter referred to as "Lease") with a commencement date beginning Sept. 1, 2007, ghw between **Industrias Asociadas Maquiladoras S.A. DE C.V.,** a Mexican corporation, whose address is Km. 10.5 Carretera a San Luis R.C., Mexicali, B.C., México, as Landlord (hereinafter referred to as "Landlord"), and **Industrial Vallera de Mexicali S.A. DE C.V.** , a Mexican corporation, as Tenant (hereinafter referred to as "Tenant"), does hereby convenant and agree as follows:

A) **MASIMO Corporation** hereby unconditionally guarantees the full, faithful and timely payment and performance by Tenant of all payments, covenants and other obligations of Tenant under the terms of the Lease, including the payment of any rent, or any other costs or charges (including those concerning the cost of restoration in the event of any environmental damage or contamination of the leased property), or in the performance of any other covenant and obligation of Tenant under the Lease. On written demand of Landlord, the Guarantor shall fully and promptly pay all rent, sums, costs and charges to be paid by Tenant under or pursuant to the Lease, as well as any other obligation to be performed by Tenant under or pursuant to the Lease. In addition, Guarantor shall on Landlord's written demand pay to Landlord any and all sums due to Landlord pursuant to the Lease including all interest and late charges on past rent and past due obligations of Tenant, reasonable costs advanced by Landlord, and all damages and expenses (including reasonable attorneys' fees and litigation costs) that may arise in consequence of Tenant's default.

B) The obligations of Guarantor hereunder are independent of the obligations of Tenant. A separate action or actions may, at Landlord's option, be brought and prosecuted against the Guarantor, whether or not any action is first or subsequently brought against Tenant, or whether or not Tenant is joined in any such action. Guarantor may be joined in any action or proceeding commenced by Landlord against Tenant arising out of, in connection with or based upon the Lease. Guarantor waives any right to require Landlord to proceed against Tenant or pursue any other remedy in Landlord's power whatsoever, any right to complain of delay in the enforcement of Landlord and/or prior action by Landlord of any nature whatsoever against Tenant, or otherwise. Guarantor hereby expressly waives all defenses which might constitute a legal or equitable discharge of a surety or obligor, and acknowledges that its obligations under this guaranty are not subject to any reduction, limitation, impairment, discharge or termination for any reason (other than indefeasible payment and performance in full of all rents and other payments due and payable by the Lessee under the Lease).

C) This Guaranty shall remain and continue in full force and effect and shall not be discharged in whole or in part notwithstanding (whether prior or subsequent to the execution hereof) any alteration, renewal, extension, modification, amendment or assignment of or subletting permitted under the Lease. The undersigned hereby waives notices of any of the foregoing, and agrees that the liability of the undersigned hereunder shall be based upon the obligations of Tenant set forth in the Lease as the same may be altered, renewed, extended, modified, amended or assigned. For the purpose of this Guaranty and the obligations and liabilities of the undersigned hereunder, "Tenant" shall be deemed to include any and all assignees, subtenants, permittees or others directly or indirectly operating or conducting a business in or from the Premises, as fully as if any of the same were the named Tenant under the Lease.

D) The undersigned's obligations hereunder shall remain fully binding although Landlord may have waived one or more defaults by Tenant, extended the time of performance by Tenant or released, returned or misapplied other collateral at any time given as security for Tenant's obligations.

E) This Guaranty shall remain in full force and effect notwithstanding the institution by or against Tenant of bankruptcy, reorganization, readjustment, receivership, or insolvency proceedings of any nature, or the disaffirmance of the Lease in any such proceedings or otherwise.

F) Neuter should also refer, where applicable, to the feminine gender and the masculine gender; and the singular reference shall also include the plural of any word id the context so requires.

G) This Guaranty shall be applicable to, binding upon and inure to the benefit of the heirs, executors, administrators, representatives, successors and assigns of Landlord and the undersigned. Landlord may, without notice, assign this Guaranty in whole or in part in connection with Landlord's assignment of its interest under the Lease.

H) In the event that Landlord should institute any suit against the undersigned for violation of or to enforce any the covenants or conditions of this Guaranty or to enforce any right of Landlord hereunder, or should the undersigned institute any suit against Landlord arising out of or in connection with this Guaranty, or should either party institute a suit against the other for a declaration of rights hereunder, or should either party intervene in any suit in which the other is a party to enforce or protect its interest or rights hereunder, the prevailing party in any such suit shall be entitled to the fees of its attorney (s) in the reasonable amount thereof, to be determined by the court and taxed as a part of the costs therein.

I) The execution of this Guaranty prior to execution of the Lease shall not invalidate this Guaranty or lessen the obligations of Guarantor (s) hereunder.

J) This Guaranty is made pursuant to, and shall be interpreted and applied in accordance with, the Laws of the State of California, and Guarantor stipulates to submit any and all disputes which may arise under the Lease to the jurisdiction of California courts.

IN THE WITNESS WHEREOF, the undersigned hereby signs and authorizes this Guaranty this 1 day of ~~August 2007~~. Sept. 2007 GHW

Guarantor.

[signature] 8/27/07

Mr. Gary Waite
Vice President
MASIMO Corporation

WITNESSES

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